UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2026

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Park Avenue, Suite 301, Florham Park, NJ		07932
(Address of principal executive offices)		(Zip Code)

(908) 991-2665
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 2.02     Results of Operations and Financial Condition.

On June 24, 2026, Barnes & Noble Education, Inc. (the “Company”) issued a press release announcing its preliminary, unaudited financial results for the fiscal year ended May 2, 2026 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 7.01     Regulation FD Disclosure.

As previously announced, the Company will host a virtual Investor Day on Thursday, June 25, 2026, broadcast live from the New York Stock Exchange. The live webcast will begin at 10:00 a.m. Eastern Time and is expected to conclude at 12:00 p.m. Eastern Time. During the event, the Company's leadership team will present an overview of the Company’s strategy, key growth drivers, and financial outlook, including the Company’s focus on improving affordability and outcomes for students, expanding its First Day® programs, and enhancing its omnichannel campus retail model to better serve institutional partners and customers. Investors may register to participate in the webcast at https://bnedinvestor.netlify.app/. A copy of the presentation materials that will be used at the Investor Day is attached hereto as Exhibit 99.2.
The information set forth under Items 2.02 and 7.01 of this Current Report on Form 8-K (this “Form 8-K”), including the Exhibits under Item 9.01 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 8.01    Other Events.
Declaration of Dividend
On March 10, 2026, the Company announced that, beginning in the first quarter of fiscal 2027, the Company intends to declare a regular quarterly dividend of $0.08 per share. On June 24, 2026, the Board of Directors of the Company (the “Board”) approved its first quarterly dividend in the amount of $0.08 per share, payable, subject to any prior revocation, on July 30, 2026 to stockholders of record on July 16, 2026. The declaration of any future dividends will be subject to further review and approval by the Board in accordance with applicable law. The Board reserves the right to adjust or withdraw any quarterly dividend in future periods as it reviews our capital allocation strategy from time-to-time and ensures compliance with any applicable restrictions, including those set forth in its credit agreement with its lenders.

2026 Annual Meeting of Stockholders

The Board has established Thursday, September 24, 2026, as the date of the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”), to be held at 10:00 a.m., Eastern Time. As the date of the 2026 Annual Meeting has advanced by more than 30 days from the anniversary date of the Company’s 2025 annual meeting of stockholders, held on March 10, 2026 (the “2025 Annual Meeting”), in accordance with Rule 14a-5(f) under the Exchange Act, the Company is informing its stockholders of such change. The Board has fixed the close of business on Thursday, July 30, 2026 as the record date for determining the stockholders entitled to notice of, and to vote at, the 2026 Annual Meeting and any adjournment or postponement thereof. The time, location and format of the 2026 Annual Meeting will be as set forth in the Company’s proxy statement for the 2026 Annual Meeting (the “Proxy Statement”).

The deadlines for submitting stockholder proposals under Rule 14a-8 under the Exchange Act (“Rule 14a-8”), as well as the deadlines for submitting director nominations or other proposals outside of Rule 14a-8, pursuant to Rule 14a-19 of the Exchange Act and the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”), as set forth in the Company’s proxy statement for the 2025 Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on February 3, 2026, no longer apply.

To be included in the proxy materials for the 2026 Annual Meeting, stockholder proposals submitted in compliance with Rule 14a-8 must be received in writing at the following address, Barnes & Noble Education, Inc., Attention: Corporate Secretary, 180 Park Avenue, Suite 301, Florham Park, New Jersey 07932, no later than July 4, 2026, which the Company has determined to be a reasonable time before it expects to begin printing and distributing its proxy materials for the 2026 Annual Meeting.

In accordance with the Bylaws, if an eligible stockholder wishes to make a nomination for director, or wishes to introduce any business at the 2026 Annual Meeting, such stockholder must give the Company advance notice in accordance with the Company’s Bylaws. To be timely, the Company must receive such notice for its 2026 Annual Meeting at the address set forth above no later than July 4, 2026.

In addition, to comply with the universal proxy rules, stockholders who have properly and timely submitted a nomination for a director or directors and intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than July 27, 2026.

All proposals, nominations, and/or notices must be delivered to the Company in compliance with all applicable SEC rules and regulations and the Bylaws.

Cautionary Note Regarding Forward-Looking Statements:

This Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and information relating to us and our business that are based on the beliefs of our management as well as assumptions made by and information currently available to our management. When used in this communication, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “forecasts,” “projections,” “continue to,” “committed to,” and similar expressions, as they relate to us or our management, identify forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements, and such statements include but are not limited to those related to the expected financial results that we expect to report upon completion of our audit procedures, the implementation of our dividend program, our capital structure, positioning, strategic and operational objectives, broader market trends, anticipated growth in our BNC First Day® program, expected trends in financial results, including those related to seasonality, as well as forward-looking continued top line growth, anticipated gross profit dollar increases, continued expense discipline, Adjusted EBITDA, interest costs, capital expenditures and long-term projected growth in Adjusted EBITDA. We caution you not to place undue reliance on these forward-looking statements. Such statements reflect our current views with respect to future events, the outcome of which is subject to certain risks, including, but not limited to: the impact of the completion of our financial close process and related audits by our independent registered public accounting firm; the amount of our indebtedness and ability to comply with covenants contained in our credit agreement; our ability to maintain adequate liquidity levels to support ongoing inventory purchases and related vendor payments in a timely manner; slower than anticipated pace of adoption of our BNC First Day® equitable and inclusive access course material models; our dependency on strategic service provider relationships and the potential for adverse operational and financial changes to these strategic service provider relationships; non-renewal of our managed bookstore, physical and/or online store contracts; general competitive conditions; a decline in college enrollment or decreased funding available for students; technological changes, including the adoption of artificial intelligence technologies for educational content; disruptions to our information technology systems, infrastructure, data, supplier systems, and customer ordering and payment systems due to computer malware, viruses, hacking and phishing attacks; disruption of or interference with third party service providers and our own proprietary technology; and changes in applicable domestic and international laws, rules or regulations or changes in enforcement practices, including, without limitation, U.S. tax reform, changes in tax rates, tariffs, import and export control laws and regulations, changes to consumer data privacy rights legislation, as well as related guidance. Moreover, we operate in a very competitive and rapidly changing environment and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In addition, the declaration of any future dividends will be subject to further review and approval by the Board in accordance with applicable law. The Board reserves the right to adjust or withdraw any quarterly dividend in future periods as it reviews our capital allocation strategy from time-to-time and ensures compliance with any applicable restrictions, including those set forth in our credit agreement with our lenders.

For a more detailed discussion of these factors, and other factors that could cause actual results to vary materially, interested parties should review the risk factors listed in the Company’s Annual Report on Form 10-K for the year ended May 3, 2025, filed with the SEC on December 23, 2025 and the Company’s Annual Report on Form 10-K for the year ended May 2, 2026, when filed. Any forward-looking statements made by us in this Form 8-K speak only as of the date of this Form 8-K, and we do not intend to update these forward-looking statements after the date of this Form 8-K, except as required by law.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Barnes & Noble Education, Inc., dated June 24, 2026.
99.2	Investor Presentation, dated June 25, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: June 24, 2026
BARNES & NOBLE EDUCATION, INC.
By:     /s/ Christopher Neumann
Name:      Christopher Neumann
Title:      General Counsel & Corporate Secretary